 Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by CKX Lands, Inc. (the “Company”) of this Form 10-Q for the quarter ending September 30, 2018 (the “Report”), the undersigned hereby certifies, to the best of my knowledge, that:

(1)     The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2018

/s/ Lee Boyer
Lee Boyer
President
(principal executive and financial officer)